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                                                          Exhibit 99 -- (g)(iii)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                 Effective Date
----                                                 --------------
Schwab 1000 Fund                                     April 2, 1991

Schwab Short-Term Bond Market Fund
  (Formerly known as Schwab Short-Term
  Bond Market Index Fund and
  Schwab Short/Intermediate
  Government Fund)                                   November 4, 1991

Schwab California Long-Term Tax-Free Bond Fund       February 20, 1992

Schwab Long-Term Tax-Free Bond Fund                  July 30, 1992

Schwab Total Bond Market Fund
  (Formerly known as Schwab Total Bond
  Market Index Fund and Schwab
  Long-Term Government Bond Fund)                    March 1, 1993

Schwab Short/Intermediate                            March 1, 1993
  Tax-Free Bond Fund

Schwab California Short/Intermediate                 March 1, 1993
  Tax-Free Bond Fund

Schwab YieldPlus Fund                                July 21, 1999

Schwab GNMA Fund                                     January 27, 2003

Schwab California Tax-Free YieldPlus Fund            November 15, 2004

Schwab Tax-Free YieldPlus Fund                       November 15, 2004

Schwab Inflation Protected Fund                      January 21, 2006

Schwab Global Real Estate Fund                       February 28, 2007

                                    SCHWAB INVESTMENTS

                                    By:    /s/ Kimon Daifotis
                                           ------------------------
                                    Name:  Kimon Daifotis
                                    Title: Senior Vice President and
                                           Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Fred Potts
                                           --------------------------
                                    Name:  Fred Potts
                                    Title: Senior Vice President
                                           Mutual Fund Client Services

Dated as of February 28, 2007

                                     AMENDED

                                   SCHEDULE C

                              TRANSFER AGENT FEES

Fund                                     Fee
----                                     ---
Schwab 1000 Fund -- Investor Shares      Five one-hundredths of one percent
                                         (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab 1000 Fund -- Select Shares        Five one-hundredths of one percent
                                         (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab Short-Term Bond Market Fund       Five one-hundredths of one percent
(Formerly known as Schwab Short-Term     (.05%) of the Fund's average annual
Bond Market Index Fund and Schwab        net assets, calculated and payable on
Short/Intermediate Government Fund) --   a monthly basis
Investor Shares

Schwab California Long-Term              Five one-hundredths of one percent
Tax-Free Bond Fund -- Investor Shares    (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Long-Term Tax-Free Bond Fund      Five one-hundredths of one percent
Investor Shares -- Investor Shares       (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Total Bond Market Fund            Five one-hundredths of one percent
(Formerly known as Schwab Total Bond     (.05%) of the Fund's average annual
Market Index Fund and Schwab Long-Term   net assets, calculated and payable on
Government Bond Fund) -- Investor        a monthly basis
Shares

Schwab Short/Intermediate Tax-Free       Five one-hundredths of one percent
Bond Fund -- Investor Shares             (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab California Short/Intermediate     Five one-hundredths of one percent
Tax-Free Bond Fund -- Investor Shares    (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab YieldPlus Fund -- Investor        Five one-hundredths of one percent
Shares                                   (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab YieldPlus Fund -- Select Shares   Five one-hundredths of one percent
                                         (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab GNMA Fund -- Investor Shares      Five one-hundredths of one percent
                                         (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab GNMA Fund -- Select Shares        Five one-hundredths of one percent
                                         (.05%) of the Fund's average annual net
                                         assets, calculated and payable on a
                                         monthly basis

Schwab California Tax-Free YieldPlus     Five one-hundredths of one percent
Fund -- Investor Shares                  (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab California Tax-Free YieldPlus     Five one-hundredths of one percent
Fund -- Select Shares                    (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Tax-Free YieldPlus Fund --        Five one-hundredths of one percent
Investor Shares                          (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Tax-Free YieldPlus Fund --        Five one-hundredths of one percent
Select Shares                            (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Inflation Protected Fund --       Five one-hundredths of one percent
Investor Shares                          (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Inflation Protected Fund --       Five one-hundredths of one percent
Select Shares                            (.05%) of the Fund's average annual
                                         net assets, calculated and payable on
                                         a monthly basis

Schwab Global Real Estate Fund --        Five one-hundredths of one percent
Investor Shares                          (.05%) of the Fund's average annual
                                         net assets calculated and payable on
                                         a monthly basis

Schwab Global Real Estate Fund --        Five one-hundredths of one percent
Select Shares                            (.05%) of the Fund's average annual
                                         net assets calculated and payable on
                                         a monthly basis

                                    SCHWAB INVESTMENTS

                                    By:    /s/ Kimon Daifotis
                                           ------------------------
                                    Name:  Kimon Daifotis
                                    Title: Senior Vice President and
                                           Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Fred Potts
                                           ----------------------------
                                    Name:  Fred Potts
                                    Title: Senior Vice President
                                           Mutual Fund Client Services

Dated as February 28, 2007